Ex 4.34

The Company has requested confidential treatment with respect to certain portions of this Agreement, which have been omitted, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MIGENIX CUTANEA EXCLUSIVE LICENSE AGREEMENT

010806/1037/八97

MIGENIX CUTANEA EXCLUSIVE LICENSE AGREEMENT

Table of Contents

Article 1 Definitions

1

1.1

“$”

1

1.2

“Affiliate”

1

1.3

“Applicable Law(s)”

1

1.4

“Company sponsored”

2

1.5

“Competent Authority(ies)”

2

1.6

“Compound”

2

1.7

“Development”

2

1.8

“Existing License”

2

1.9

“Exploit”

2

1.10

“FDA”

3

1.11

“Field of Use”

3

1.12

“First Commercial Sale”

3

1.13

“Governmental Approval(s)”

3

1.14

“IND(s)”

3

1.15

“Indication”

3

1.16

“Improvements”

4

1.17

“Know-how”

4

1.18

“Licensed Product(s)”

4

1.19

“Marketing Authorization”

4

1.20

“Milestone Payment”

4

1.21

“NDA”

4

1.22

“Net Sales”

5

1.23

“Patent Rights”

6

1.24

“Royalty Term”

6

1.25

“Sublicensee”

6

1.26

“Sufficiently Controlled”

6

1.27

“Technology”

7

1.28

“Term”

7

1.29

“Territory”

7

1.30

“Valid Claim”

7

Article 2 Grant

7

2.1

Grant of License

7

2.2

Sublicenses

7

2.3

Licensor’s Reservation of Rights

9

Article 3 Technology Transfer

9

3.1

Technology Transfer

9

3.2

Costs of Transfer

10

3.3

Transfer of Compound Inventory

10

Article 4 Regulatory Compliance

10

4.1

Ownership and Maintenance of Governmental Approvals

10

4.2

Rights of Reference

10

4.3

Access to Manufacturers

11

4.4

Adverse Drug Event Reporting and Post Marketing Surveillance

12

4.5

Post Marketing Commitments

13

4.6

Assistance

13

4.7

Compliance

13

4.8

Transfer of the IND

13

Article 5 Development and Commercialization

14

5.1

Development

14

5.2

Development Update

14

5.3

Costs Associated With Trials on Termination

14

5.4

Commercialization

15

5.5

Manufacturing

15

5.6

Co-negotiation for Commercial Supply of the Compound

15

5.7

Patent Marking

16

5.8

Notice of Events

16

5.9

Marketing Update

16

5.10

Launch of Competitive Licensed Product by the Company

16

Article 6 Product Recall

17

6.1

Licensed Product Recalls or Withdrawal

17

6.2

Recall Costs

17

6.3

Notification Of Complaints

17

6.4

Notification Of Threatened Action

17

6.5

Expenses in Certain Circumstances

18

Article 7 Royalties and other Consideration

18

7.1

Obligation to Pay

18

7.2

Royalties on Net Sales

18

7.3

No Multiple Royalties

18

7.4

Combination Products

19

7.5

Development Based Milestone Payments

19

7.6

Sales Based Milestone Payments

20

7.7

Place of Payment, Taxes and Conversions

20

7.8

Time for Payment

20

7.9

Interest

20

7.10

Fair Market Value Dispositions

21

7.11

Royalty Reduction for Infringement

21

7.12

Floor on Royalty Reductions

22

Article 8 Reports and Records

22

8.1

Records and Audits

22

8.2

Royalty Statements

22

8.3

Confidential Treatment of Reports

23

Article 9 Patent Prosecution and Maintenance

23

9.1

Existing License

23

9.2

Prosecution and Maintenance

23

9.3

Abandonment

24

Article 10 Dispute Resolution

25

10.1

Disputes

25

10.2

Performance to Continue

26

10.3

Determination of Patents and Other Intellectual Property

26

10.4

Injunctive Relief

26

Article 11 Term and Termination

26

11.1

Term

26

11.2

Termination for Insolvency

26

11.3

Termination for Breach

26

11.4

Expiry of Royalty Term on a Country by Country Basis

27

11.5

Termination for Convenience

27

11.6

Consequences of Termination in any Event

27

11.7

Consequences of Termination for the Company’s Default or Convenience

29

11.8

Consequences of Termination for Licensor’s Default

30

11.9

Survival

30

Article 12 Infringement and Other Actions

30

12.1

Notice of Infringement of Patent Rights

30

12.2

Option to Prosecute or Defend Patent Rights

31

12.3

Infringement by Licensed Product

31

12.4

Allocation of Damages Recovered

31

12.5

Credit of Litigation Costs

32

12.6

Cooperation

32

12.7

Co-operation with Other Licensees

33

Article 13 Representations and Warranties

33

13.1

Licensor Warranties

33

13.2

Debarment

34

Article 14 Limitation of Liability, Indemnity

34

14.1

NO IMPLIED WARRANTIES

34

14.2

Indemnity

34

14.3

Insurance

35

Article 15 Use of Names and Publication

35

15.1

Use of Name

35

15.2

No Agency

36

Article 16 Confidentiality

36

16.1

Confidentiality and Non-Use

36

16.2

Limited Disclosure and Publication by Licensor

36

Article 17 Miscellaneous Provisions

37

17.1

Assignment

37

17.2

Binding Nature and Inurement

37

17.3

Counterparts; Facsimile

37

17.4

Entire Agreement; Amendment

37

17.5

Force Majeure

37

17.6

Further Assurances

38

17.7

Headings

38

17.8

Law

38

17.9

No Consequential Damages

38

17.10

No Solicitation

38

17.11

Payments, Notices and Other Communications

38

17.12

Payment of Own Fees and Expenses

39

17.13

Severability

39

17.14

Waiver

39

17.15

Witness

40

MIGENIX CUTANEA EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (this “Agreement”), effective as of this December ____, 2005, is entered into by and between Migenix, Inc., a British Columbia corporation having its offices at BC Research Complex, 3650 Wesbrook Mall, Vancouver, BC, Canada V6S 2L2 (“Licensor”) and Cutanea Life Sciences, Inc., a corporation duly organized and existing under the laws of the State of Delaware with head quarters at 787 Seventh Avenue, 48th Floor, New York, New York, 10019 (the “the Company”).

R E C I T A L S

WHEREAS, Licensor is the owner of certain proprietary technology, patents, patent applications, know-how and inventions relating to its proprietary Compound (as hereinafter defined), and has the right to exclusively license those rights in the Field of Use in the Territory;

WHEREAS, Licensor wishes to grant to the Company, and the Company desires to obtain from Licensor, an exclusive license under the Technology in the defined Field of Use and Territory to Exploit (as hereinafter defined) products derived from the Technology;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

 Definitions

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1

“$”

means U.S. dollars.

1.2

“Affiliate”

shall mean, with respect to any Entity (as hereinafter defined), any Entity that directly or indirectly controls, is controlled by, or is under common Control with such Entity.

1.2.1

“Control” shall mean, for this purpose, direct or indirect control of more than fifty percent (50%) of the voting securities of an Entity or, if such Entity does not have outstanding voting securities, more than 50% of the directorships or similar positions with respect to such Entity.

1.2.2

“Entity” shall mean any corporation, association, joint venture, partnership, trust, university, business, individual, government or political subdivision thereof, including an agency, or any other organization that can exercise independent legal standing.

1.3

“Applicable Law(s)”

means the FDA Act and all other applicable laws, rules, regulations and guidelines within the Territory that apply to the import, export, research and development, manufacture, marketing, distribution or sale of the Licensed Product in the Field of Use in the Territory or the performance of either party’s obligations under this Agreement (including disclosure obligations as required by the United States Securities and Exchange Commission or other comparable exchange or securities commission having authority over a party) to the extent applicable and relevant to such party.

1.4

“Company sponsored”

means sponsored by the Company, its Affiliate(s) or Sublicensee(s).

1.5

“Competent Authority(ies)”

means collectively the entities in each country in the Territory responsible for:

(a)

the regulation of medicinal products intended for human use, including the FDA, the European Agency for Evaluation of Medicinal Products and the Ministry of Health, Labor and Welfare in Japan; or

(b)

the establishment, maintenance and/or protection of rights related to the Patent Rights, or

(c)

the establishment and/or enforcement of pricing policies for Licensed Products sold, distributed, or marketed in the Territory and any other comparable, applicable administrative agency in any other country in the Territory and any successor entities thereto.

1.6

“Compound”

means [****].

1.7

“Development”

means the Company’s use of commercially reasonable efforts to:

1.7.1

secure the Marketing Authorizations for Licensed Products; and

1.7.2

manufacture or have manufactured the Compound and the Licensed Products to supply the Licensed Products.

1.8

“Existing License”

means the Collaboration and License Agreement between Licensor (formerly known as Micrologix Biotech Inc.) and Strata Pharmaceuticals Inc., and dated for reference July 30, 2004.

1.9

“Exploit”

means to make, have made, use, have used, import and export, offer to sell, sell, have sold, produce, manufacture, distribute, market, advertise, promote, and develop.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.10

“FDA”

means the United States Food and Drug Administration in the United States and any successor entity thereto.

1.11

“Field of Use”

shall mean all uses in humans for dermatological diseases and/or disorders, including but not limited to acne, [***]; but excluding:

1.11.1

[***];

1.11.2

[***]; and

1.11.3

[***].

1.12

“First Commercial Sale”

means, with respect to any country in the Territory, the first sale for which Governmental Approval exists for the use, consumption or resale of the Licensed Product by the Company, its Sublicensees or its Affiliates in such country (excluding sales of Licensed Product at or below the fully burdened cost of manufacturing solely for research or clinical testing or for indigent or similar public support or compassionate use programs or other non-commercial purposes) Notwithstanding anything to the contrary herein, the sales or transfer of Licensed Product between the Company, its Affiliates and its Sublicensee shall not constitute a First Commercial Sale unless the Sublicensee or Affiliate is the end user of the Licensed Product.

1.13

“Governmental Approval(s)”

means any and all permits, licenses and authorizations required by any Competent Authority as a prerequisite to the development, manufacturing, packaging, marketing and selling of the Licensed Product in the Field of Use in the Territory; excluding however import permits.

1.14

“IND(s)”

means an investigational new drug application as defined in 21 C.F.R. Section 312 et seq for the FDA in the United States or equivalent application to the Competent Authorities of other countries in the Territory, to commence clinical testing of a drug in humans, as defined by the FDA in the United States, or other applicable Competent Authority, as the same may be amended, supplemented or replaced from time to time.

1.15

“Indication”

shall mean treatment, prevention, mitigation, diagnosis or cure of a recognized disease, disorder or condition in a human including, but not limited to: acne, [***].

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.16

“Improvements”

shall mean any modification of the Compound or a Licensed Product or any inventions (whether patentable or not), information and data, for use in the Field of Use, which would be useful or necessary in the manufacture, use or sale of a Licensed Product, or the practice of which would infringe an issued or pending claim within the Patent Rights.

1.17

“Know-how”

shall mean all tangible or intangible information (other than those contained in the Patent Rights) whether patentable or not (but which has not been patented) related to the Technology or to the Licensed Product or to an Improvement, including but not limited to: formulations, compounds, intermediates in vitro or in vivo, delivery, preclinical or clinical design, information or results, other proprietary materials, processes, including but not limited to manufacturing processes, data, drawings and sketches, designs, testing and test results, regulatory information of a like nature, owned or controlled by Licensor which Licensor has the right to disclose and license to the Company.

1.18

“Licensed Product(s)”

shall mean, in respect of the Field of Use:

1.18.1

any product that cannot be manufactured, used or sold, in whole or in part, without infringing one or more Valid Claims under the Patent Rights in any country or without using any of the Know-how;

1.18.2

any and all concentrations, sizes of volume, configurations and combinations of the Compound; and

1.18.3

to the extent that either party has rights in same, any and all analogs, derivatives, sequences and pharmaceutical formulations of the Compound.

1.19

“Marketing Authorization”

means all necessary and appropriate regulatory approvals, including NDAs, where applicable, to allow a Licensed Product to be marketed and sold in the Field of Use in a particular country in the Territory.

1.20

“Milestone Payment”

means the payments set out in Sections 7.5 and 7.6.

1.21

“NDA”

means a New Drug Application, and all amendments and supplements thereto, for regulatory approval by the FDA as defined in 21 CFR § 314.50 et seq., as such act or regulations may be amended, supplemented or replaced from time to time, to commence commercial sale of the Licensed Product in the United States and any other comparable term and act as applicable with regard to a new drug application and all amendments, supplements or replacements to such act or regulations in any other country in the Territory.

1.22

“Net Sales”

shall have the meaning set out below:

1.22.1

“Net Sales” shall mean the total gross amounts invoiced for sales of Licensed Products, less only the sum of the following:

(a)

[****];

(b)

[****];

(c)

[****];

(d)

[****]; and

(e)

[****].

1.22.2

The Licensed Product shall be considered “sold” when billed out or invoiced.

1.22.3

No deductions shall be made from Net Sales for Sections 1.22.1(a) through 1.22.1(e) except to the extent of amounts for such items actually granted or paid with respect to the Licensed Product; provided that a party may reconcile all such amounts within one year of the date on which the Licensed Product to which they relate is invoiced.

1.22.4

No deductions shall be made from Net Sales for [****].

1.22.5

Components of Net Sales shall be determined in the ordinary course of business using the accrual method of accounting in accordance with GAAP, provided that a party may reconcile all such amounts within one year of the date on which the Licensed Product to which they relate is invoiced.

1.22.6

In the event a party transfers Licensed Product to a third party in a bona fide arm’s length transaction, for consideration, in whole or in part, other than cash or to a third party in other than a bona fide arm’s length transaction, the Net Sales price for such Licensed Product shall be deemed to be the standard invoice price then being invoiced by a party in an arm’s length transaction with similar customers.

1.22.7

Notwithstanding anything herein to the contrary, Net Sales does not include sales of Licensed Products at or below the fully burdened cost of manufacturing solely for research or clinical testing or for indigent or similar public support or compassionate use programs.

1.22.8

Notwithstanding anything herein to the contrary, in any transfers of Licensed Products between the Company and its Affiliate or Sublicensee, Net Sales are calculated based on the final sale of the Licensed Product to an independent third party end user.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.23

“Patent Rights”

means

1.23.1

all U.S. and foreign patents and patent applications set forth in Exhibit 1.23;

1.23.2

any and all US or foreign patents, patent applications, or other rights issuing from, or filed subsequent to the date of this Agreement, based on or claiming priority to or from the applications and rights listed on Exhibit 1.23, including continuations, continuations in part, divisionals, reexaminations, extensions, and reissues from such applications and rights, and any patents resulting from any application or right included in Sections 1.23.1 or 1.23.2;

1.23.3

any and all US or foreign patents, patent applications, or other rights, including continuations, continuations in part, divisionals, reexaminations, extensions, and reissues from such applications and rights, covering an Improvement; and

1.23.4

any foreign counterpart to any of Sections 1.23.1-1.22.4.

Exhibit 1.23 shall be amended in writing from time to time to reflect the foregoing.

1.24

“Royalty Term”

means, in respect of each country in the Territory, the period of time commencing on the First Commercial Sale of the Licensed Product in such country and ending on the expiration of the later to occur of:

1.24.1

expiration of the last to expire of the Patent Rights containing claims covering such Licensed Product in such country; or

1.24.2

eight years from the date of the First Commercial Sale in that country.

1.25

“Sublicensee”

means a third party that has entered into a license agreement with the Company sublicensing any of the rights granted under Section 2.1.1.

1.26

“Sufficiently Controlled”

means:

1.26.1

in respect of any intellectual property, possessing the right to disclose and grant the license contemplated; and

1.26.2

in respect of rights of reference, possessing the right to grant the right of reference contemplated to the subject Governmental Approvals and other regulatory documents;

without incurring an obligation to pay royalties or any other charges or fees.

1.27

“Technology”

means those inventions relating to the Compound as described in the Patent Rights and Know-how, and any other invention, whether patentable or not, for use within the Field of Use as described in the Patent Rights and Know-how.

1.28

“Term”

has the meaning set out in Section 11.1.

1.29

“Territory”

means the world.

1.30

“Valid Claim”

means any claim of any issued and unexpired patent included among the Patent Rights, which has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference proceeding.

Article 2 Grant

2.1

Grant of License

Licensor hereby grants to the Company and the Company accepts, subject to the terms and conditions of this Agreement, an exclusive license in the Field of Use to practice under the Patent Rights and to utilize the Know-how in the Territory to:

2.1.1

Exploit the Licensed Products to the full end of the Royalty Term, unless sooner terminated as hereinafter provided; and

2.1.2

sublicense to third parties, in accordance with Section 2.2 below, the rights granted under Section 2.1.1 of this Section 2.1 in accordance with Section 2.2.

2.2

Sublicenses

2.2.1

The Company shall have the right to sublicense rights granted in Section 2.1.1 to its Affiliates. Each sublicense shall contain covenants by the Sublicensee for such Sublicensee to observe and perform materially the same terms and conditions as those set out for the Company in this Agreement, for the benefit of the Company and Licensor. Notwithstanding the foregoing, the Company shall remain primarily responsible for complying with such applicable terms and conditions. A breach by any such Affiliate of any such obligation shall constitute a breach by the Company of this Agreement and shall entitle Licensor to exercise its rights hereunder, in addition to any other rights and remedies to which Licensor may be entitled.

2.2.2

The Company shall also have the right to sublicense rights granted in Section 2.1.1 to third parties, in Company’s sole discretion. The Company shall give Licensor prompt notice of the execution of any sublicense. Within twenty (20) business days after execution of a sublicensing agreement, the Company shall provide Licensor with a copy thereof. Each sublicense shall contain covenants by the Sublicensee for such Sublicensee to observe and perform materially the same terms and conditions as those set out for the Company in this Agreement, for the benefit of the Company and Licensor. The grant of any such sublicensing agreement shall be limited by the rights granted hereunder. Such sublicenses shall include an obligation for the Sublicensee to account for and report its Net Sales in accordance with Section 8.2 of this Agreement. In the event that the Company becomes aware of a material breach of any such sublicense by the Sublicensee, the Company shall use its commercially reasonable efforts to enforce the terms of such sublicense. If the Company is unable to enforce the terms of such sublicense after using commercially reasonable efforts, and in any event, if the breach has not been cured within twelve (12) months of the Company becoming aware of the breach, the Company shall inform Licensor of the particulars of the breach and the efforts to enforce the sublicense, and shall act reasonably in considering any request of Licensor for the Company to terminate such sublicense for cause.

2.2.3

The terms of this Section 2.2 shall apply to each subsequent Sublicensee or sub-Sublicensee, as if same were the Company’s original Sublicensee.

2.2.4

In the event that any license granted to the Company under this Agreement is terminated, any sublicense under such license granted prior to termination of said license shall remain in full force and effect, provided that:

(a)

the Sublicensee is either:

(i)

not then in breach of its sublicense agreement, or

(ii)

in breach of its sublicense agreement, but the greater of:

(A)

30 days from the date of termination of this Agreement; and

(B)

the period set out for curing such breach in the Sublicensee’s sublicense agreement;

has not expired, and the Sublicensee subsequently cures such breach within such period;

(b)

the Sublicensee agrees to be bound to Licensor as the licensor under the terms and conditions of this license agreement, as modified by the provisions of this Section 2.2.4;

(c)

the Sublicensee, at Licensor’s written request, assumes in a signed writing the same obligations to Licensor as those assumed by the Company hereunder;

(d)

Licensor shall honor all terms and conditions of the subject sublicense agreement to the extent that such terms and conditions are consistent with those of this Agreement;

(e)

Licensor shall have the right to receive the greater of (a) any payments payable to the Company under such sublicense agreement; and (b) the payments payable to Licensor under this Agreement;

(f)

Licensor shall not assume, and shall not be responsible to such Sublicensee for, any representations, warranties or obligations of the Company to such Sublicensee, other than to permit such Sublicensee to exercise any rights to the Technology that are granted under such sublicense agreement consistent with the terms of this Agreement.

2.2.5

Notwithstanding the foregoing, if the Company believes that Licensor has terminated this Agreement for the primary purpose of doing business directly with the Sublicensee, the termination may be disputed under the provisions of Article 10.

2.2.6

Notwithstanding the definition of “Exploit” contained in this Agreement, and without limiting the Company’s obligations set out in this Section 2.2, in the event that the Company desires to have used or have sold a Licensed Product by a third party, the Company shall do so only pursuant to a sublicense made in accordance with this Section 2.2.

2.3

Licensor’s Reservation of Rights

Except as otherwise licensed to the Company hereunder, Licensor may exploit the Patent Rights and Know-how to Exploit the Licensed Products outside the Field of Use.

Article 3 Technology Transfer

3.1

Technology Transfer

Unless otherwise prohibited by law, and as requested by the Company, Licensor shall provide the Company with and give the Company access to the following Licensor Know-how, to the extent Licensor has such access to such information, to enable the Company’s reasonably capable personnel to understand such Licensor Know-how as reasonably necessary to undertake the manufacture, development and commercialization of the Licensed Product(s) in the Field of Use under this Agreement. Such transfer shall include, to the extent permitted by law and Licensor has such access to such information:

3.1.1

copies of all regulatory submissions made pursuant to [****],

3.1.2

any communications with the FDA and the minutes of any meetings with the FDA relating to the Licensed Product respecting [****],

3.1.3

trial master files respecting [****], including copies of all case report forms,

3.1.4

copies of all listings and tables of results from the clinical trials conducted pursuant to [****],

3.1.5

copies of all treatment-related serious adverse event reports from the clinical trials conducted [****],

3.1.6

access to CROs involved in the clinical trials clinical trials conducted pursuant to [****],

3.1.7

copies of and access to records and reports of any CMC related activities referred to in [****],

3.1.8

all other information that the Company may reasonably request regarding [****];

3.1.9

all other results of clinical trials conducted prior to and as of the effective date of this Agreement, relating to one or more of the Compound, Technology or Licensed Product, including, without limitation, all regulatory information, clinical data, hard copy CRFs and reports;

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.1.10

any patient samples (such as blood samples, microbiology samples, and tissue samples) if available, without regard to the condition of such samples; and

3.1.11

access to Licensor personnel with relevant expertise to explain the foregoing information.

3.2

Costs of Transfer

3.2.1

From the Effective Date until April 15, 2006, the Company shall pay to Licensor Licensor’s documented out-of-pocket costs of providing the services referred to in Sections 3.1, and any disclosure of information made to the Company pursuant to Section 4.2.

3.2.2

Commencing after April 15, 2006, the Company shall pay to Licensor the hourly rate of [****], plus the documented out-of-pocket costs of providing such services.

3.2.3

The Company shall pay all reasonable, documented, and pre-approved actual travel and associated accommodation expenses of Licensor personnel who, at the Company’s request, travels to provide transition support under this Section.

3.3

Transfer of Compound Inventory

Upon execution of this Agreement, Licensor shall make available to the Company at Licensor’s documented out-of-pocket cost, all or any part of Licensor’s inventory of GMP and non-GMP Compound as described in Exhibit 3.3 conforming to specifications mutually agreed upon by the parties to the extent such inventory has not been used or dedicated for use by Licensor for other purposes.

Article 4 Regulatory Compliance

4.1

Ownership and Maintenance of Governmental Approvals

4.1.1

The Company will own all Marketing Authorizations for each country in the Territory for Licensed Products in the Field of Use. Without limiting the generality of the foregoing, the Company shall prepare and submit in its own name and at its expense NDAs with the FDA in the U.S. and any other equivalent application with the Competent Authorities in other countries in the Territory.

4.1.2

The Company shall secure and maintain in good standing, at its sole cost and expense, any and all Governmental Approvals (including, Marketing Authorizations, licenses, permits and consents, facility licenses and permits required by Applicable Laws or by the applicable Competent Authorities) necessary and/or required for the Company to perform its obligations under this Agreement and use commercially reasonable efforts at its cost and expense to secure and maintain any variations and renewals thereof.

4.2

Rights of Reference

4.2.1

The Company shall grant and hereby grants Licensor a free-of-charge right to reference and use and have full access to all Governmental Approvals and all other regulatory documents relating to the Compound and the Licensed Products, including any IND, any NDA and any DMF (whether as an independent document or as part of any NDA, and all chemistry, manufacturing and controls information), and any supplements, amendments or updates to the foregoing, where such regulatory documents are owned or Sufficiently Controlled by the Company or its Affiliates and, subject to Section 4.2.4, its Sublicensees, for products incorporating the Technology outside the Field of Use (for the purposes of this Section, the “Right of Reference”).

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.2.2

Licensor shall grant and hereby grants the Company a free-of-charge right to reference and use and have full access to all Governmental Approvals and all other regulatory documents relating to the Compound and products incorporating the Technology, including any IND, any NDA and any DMF (whether as an independent document or as part of any NDA, and all chemistry, manufacturing and controls information), and any supplements, amendments or updates to the foregoing, where such regulatory documents are owned or Sufficiently Controlled by Licensor or its Affiliates and, subject to Section 4.2.4, its licensees, for Licensed Products in the Field of Use (for the purposes of this Section, the “Right of Reference”).

4.2.3

Each party (for the purposes of this Section, a “Granting Party”) may grant licenses of the other party’s Right of Reference to Affiliates. The Company as Granting Party may license Licensor’s Right of Reference to Sublicensees and Licensor as Granting Party may license the Company’s Right of Reference to Licensor’s licensees, provided and only if:

(a)

From the time of the original grant of rights to any such sublicensee or licensee, the Granting Party possesses the right from such sublicensee or licensee to grant reciprocal rights to the other party (such reciprocal rights to include the further granting of such rights to the other party’s Affiliates and sublicensees or licensees, as the case may be) throughout the later to expire of: (i) such sublicensee’s or licensee’s agreement, or (ii) the Term of this Agreement; and

(b)

The Granting Party grants such rights to the other party pursuant to the right of reference granted in Sections 4.2.1 and 4.2.2 of this Agreement.

4.2.4

Each party shall use commercially reasonable efforts to obtain the right from its sublicensees and licensees the right to grant to the other party the Rights of Reference referred to in this Section 4.2 in respect of the relevant Governmental Approvals and all other regulatory documents owned controlled by such sublicensees or licensees, but neither party shall be obliged to obtain such rights, if such rights cannot be obtained through the exercise of commercially reasonable efforts.

4.3

Access to Manufacturers

4.3.1

The Company agrees that: (i) Licensor shall be entitled to contract directly with any suppliers to Company or its Sublicensees of the active pharmaceutical ingredient (“API”) form of the Licensed Product; and (ii) any agreement(s) with such suppliers shall not contain any contractual provision that would prohibit Licensor from contracting directly or otherwise having access to any such suppliers as part of manufacturing any products incorporating the Technology outside the Field of Use. Nothing in the preceding sentence obliges the Company to cause its suppliers to deal with or agree to deal with Licensor or Licensor’s licensees. The Company further agrees that, if there is any intellectual property developed by the Company or such suppliers in the course of supplying the API or preparing to do so, to the extent of the Company’s legal right to do so, the Company shall grant to Licensor a non-exclusive, royalty free license with a right to grant sublicenses to use same as part of manufacturing any products incorporating the Technology outside the Field of Use. The Company will make commercially reasonable efforts to obtain from any such suppliers the right to make the grants to Licensor contemplated hereunder, and the right to make the grants to same inside the Field of Use on termination of this Agreement as contemplated by Section 11.6.6(e).

4.3.2

If the Company manufactures the Licensed Product itself, rather than through third part(ies), the Company will provide reasonable technical assistance, at Licensor’s cost and expense to provide Licensor the technology and know-how necessary to permit Licensor to manufacture or have manufactured any products incorporating the Technology outside the Field of Use.

4.3.3

Licensor may license the rights set out in this Section 4.3 to Affiliates. Licensor may license the rights set out in this Section 4.3 to third parties, provided and only if:

(a)

From the time of the original grant of rights to any such third party, Licensor possesses the right from such third party to grant the Company reciprocal rights (such reciprocal rights to include the further granting of such rights to the Company’s Affiliates and Sublicensees) throughout the term of this Agreement; and

(b)

Licensor grants to the Company a free of charge right to access any suppliers of the API form of the Licensed Product and related intellectual property, owned or Sufficiently Controlled, now or in the future by Licensor or its Affiliates for Licensed Products, including the right to sublicense the right of reference to Sublicensees of the Company and/or its Affiliates.

4.4

Adverse Drug Event Reporting and Post Marketing Surveillance

4.4.1

Each party, on behalf of itself, its Affiliates and any permitted Sublicensees, shall advise the other party, by telephone or facsimile, promptly but in no event later than five (5) business days or such shorter time period as may be required by a Competent Authority after a party, its Affiliates and/or Sublicensees becomes aware of any serious adverse drug event (as defined in 21 CFR Section 312.32(a) or its equivalent under Applicable Law(s) as the same may be amended, supplemented or replaced from time to time) (a “SADE”) involving the Licensed Products or the Compound. Such advising party shall provide the other party with a written report delivered by confirmed facsimile of any SADE, stating the full facts known to such party, including customer name, address, telephone number, batch, lot and serial numbers, and other information as required by Applicable Laws. After receipt by the parties of an Approval Letter in any country, the Company shall have full responsibility in such country for: (i) monitoring such SADEs; (ii) data collection activities that occur between the Company and the patient or medical professional, as appropriate, including any follow-up inquiries which the Company deems necessary or appropriate; and (iii) meeting the requirements of the Competent Authorities, including the submission of SADE individual reports and periodic reports as necessary. As the holder of the Marketing Authorizations, any reporting (and follow-up thereto) to the Competent Authorities relating to the Compound and the Licensed Products in the Field of Use in the Territory shall remain the responsibility of the Company. Subject to Section 6.5, the Company will bear all costs and expenses of compliance with this Section 4.4.1. Any information disclosed to Licensor pursuant to this Article 4 may be disclosed as required by Competent Authorities or Applicable Laws, and may be disclosed to other licensees of Licensor who are licensees of the same product. Subject to the foregoing, such information shall be treated as confidential pursuant to Article 16 of this Agreement.

4.4.2

In the event either party requires information regarding SADEs to comply with Applicable Laws, including obligations to report SADEs to the Competent Authorities, each party agrees to provide such information to the other in sufficient time to enable each party to report such SADEs to the Competent Authorities in accordance with Applicable Laws.

4.4.3

Within thirty (30) days of the filing of each report with the FDA on drug related adverse events associated with the Compound as may be required under Applicable Laws, each party will provide to the other party particulars of such adverse events.

4.5

Post Marketing Commitments

If the FDA or other Competent Authority requires any post-approval commitments for the Licensed Product, then the Company shall use commercially reasonable efforts to implement such post marketing commitment(s) at the Company’s expense.

4.6

Assistance

Each party shall provide reasonable assistance to the other at the other’s request, in connection with their obligations pursuant to this Article 4, the requesting party shall reimburse all of the other party’s reasonable documented out-of-pocket costs of such assistance, subject to the allocation of costs determined pursuant to this Article 4.

4.7

Compliance

Subject to the other terms and conditions of this Agreement, the parties agree to the following general compliance provisions:

4.7.1

As provided in this Agreement with regard to each party’s obligations hereunder, the Company and Licensor (as the case may be) shall each comply in all material respects with all Applicable Laws within the Territory, including the provision of information by the Company and Licensor to each other necessary for Licensor and the Company, as the case may be, to comply with any applicable reporting requirements and Governmental Approvals required; and maintaining any and all licenses, permits and consents necessary and/or required for complying with such party’s obligations under this Agreement. During the Term, each party agrees to execute and deliver to the other party any certifications that may be required by Applicable Laws, including any debarment certification.

4.7.2

Each party shall promptly notify the other party of any written or oral notices received from, or inspections by, the FDA, or other Competent Authority, which materially impact the Licensed Product, the Development and/or the Marketing Authorizations, and shall promptly inform the other party of any responses to such written notices or inspections and the resolution of any issue raised by the FDA or other Competent Authority.

4.8

Transfer of the IND

4.8.1

The parties acknowledge that Licensor, as of the Effective Date, owns and holds certain Governmental Approvals in connection with the research and development of the Licensed Product, including without limitation [****]. Upon the Company’s request, such request to be made as soon as reasonably possible, Licensor shall transfer to the Company, without any additional consideration, such IND.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.8.2

During the time that Licensor is the holder of the IND, the Company shall be entitled to attend any and all meetings and participate in telephone calls with the Competent Authorities, including without limitation any meeting preparation, meeting co-ordination, preparation of minutes and pre-NDA meeting with the FDA.

Article 5 Development and Commercialization

5.1

Development

The Company shall use commercially reasonable efforts and shall cause its Affiliates or Sublicensees to use commercially reasonable efforts to perform the Development. Without limiting the generality of the foregoing, the Company shall:

5.1.1

use commercially reasonable efforts to secure the Marketing Authorizations for Licensed Products; and

5.1.2

use commercially reasonable efforts to manufacture or have manufactured the Compound and the Licensed Products to supply the Licensed Products to carry out the Development.

5.2

Development Update

5.2.1

The Company shall provide Licensor on a semi-annual basis during the Term with reports in reasonable detail describing the Company’s material development efforts with respect to Licensed Products during the preceding period and forecasts and plans for such efforts for the following year.

5.2.2

The Company agrees to consider Licensor’s input and comments that Licensor may provide related to any such report for any applicable period; provided, however, the Company shall have the right to either accept or reject such input and/or comments in whole or in part in the Company’s sole discretion for any reason whatsoever, and the Company shall have the final and sole right and responsibility and decision-making authority for all matters related to any such report(s).

5.3

Costs Associated With Trials on Termination

The Company reserves the right to discontinue any Company sponsored clinical trial for any reason or for no reason subject to the notice provision of this Section 5.3.  The Company shall bear the costs of completing all Company sponsored clinical trials, including the costs of all regulatory requirements respecting such trial and the costs of winding down any activities respecting such trial. If the Company gives or receives a notice of termination of this Agreement before any Company sponsored clinical trial is completed, and the Company determines that it does not want to continue such trial to its completion, including meeting any regulatory requirements respecting such trial and the costs of winding down any activities respecting such trial, then the Company shall give notice of such determination in writing to Licensor, and Licensor shall have at least 10 business days to notify the Company whether or not Licensor wishes such trial to continue. Notwithstanding the second sentence of this Section, if Licensor gives notice to the Company that Licensor wishes such trial to continue, the Company and Licensor shall cooperate to continue such trial and transfer the responsibility for same to Licensor, and Licensor shall bear the third party costs of continuation arising after the date on which Licensor gives the Company notice that the Licensor wishes such trial to continue.

5.4

Commercialization

5.4.1

The Company shall use commercially reasonable efforts and shall cause its Affiliates or Sublicensees to use commercially reasonable efforts to bring Licensed Products to market and sell Licensed Products in the Field of Use in the Territory, including, without limitation, for acne, [****], through a thorough, vigorous and diligent program for exploitation of the Technology in as timely a manner and as efficiently as possible. Such program shall include commercially reasonable efforts to market, distribute and sell Licensed Products throughout the Term. Notwithstanding anything to the contrary in this Section 5.4, it shall be considered commercially reasonable for the Company to determine that it should not develop or commercialize Licensed Products for one or more of acne, [****], based on a commercially reasonable analysis of all the surrounding circumstances, including, but not limited to: development risk; commercial viability; market size and competition; and cannibalization of market share of other Licensed Products.

5.4.2

Licensor shall share in the Manufacturing Development Costs (as herein defined) as set out in this Section. The Company may recoup Manufacturing Development Costs solely in accordance with Section 5.4.3. For the purposes hereof, “Manufacturing Development Costs” means the Company’s documented out-of-pocket costs of conducting the manufacturing and process development activities, including manufacturing scale up and analytical and quality assurance and control method development, for the API form of the Compound.

5.4.3

The Company may credit up to [****] of its Manufacturing Development Costs, up to a maximum of [****], against royalties due under Section 7.2 of this Agreement. In no event shall the Company deduct more [****] of royalties due in any calendar quarter, however any amounts uncredited for any quarter(s) shall be credited against subsequent quarterly royalty payments owed to Licensor, until the total amount of Licensor’s share of the Manufacturing Development Costs has been recovered by the Company, or in the event that the Company has no further obligation to pay royalties to Licensor under this Agreement and there are amounts then unrecovered by the Company, then Licensor shall not be liable to the Company for such amounts. Subject to the foregoing, the Company shall be responsible for all other manufacturing development costs.

5.5

Manufacturing

Unless the Company is prevented, restricted, interfered with or delayed in making such sales by reason of: (i) Force Majeure; or (ii) otherwise due to any breach of this Agreement by Licensor; the Company shall use commercially reasonable efforts to manufacture or cause to be manufactured the Licensed Products.

5.6

Co-negotiation for Commercial Supply of the Compound

In the event that both parties or their Sublicensees require commercial supplies of the Compound and the parties agree that it is in the best interests of each party to obtain a single source of supply for both parties, the parties acknowledge that they intend to approach jointly and co-negotiate with third party suppliers for the manufacture of commercial supplies of the Compound. The parties acknowledge and agree that any benefits from any economies of scale recognized from such co-negotiation for commercial supplies of the Compound shall be shared by the parties. Nothing in this Section will oblige either party to: (i) co-negotiate with the other party or the other party’s Sublicensee any agreement with any third party supplier for the manufacture of commercial supplies of the Compound; (ii) to enter into any agreement with any third party; or (iii) restrict either party’s ability to enter into any agreement with a third party without the other party.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.7

Patent Marking

Each party shall use commercially reasonable efforts to ensure that where permissible under Applicable Law(s) and provided there is adequate space available on any such packaging, such party shall identify by number any applicable Patent Rights with any reasonable patent marking notification(s).

5.8

Notice of Events

The Company shall promptly advise Licensor of:

5.8.1

any issues of which the Company becomes aware that are reasonably likely to cause Company, its Affiliates or Sublicensees to cease development, marketing or sale of Licensed Products;

5.8.2

the First Commercial Sale of Licensed Product in each country in the Territory, if and when such occurrence takes place; and

5.8.3

when any milestone giving rise to a payment under this Agreement has occurred.

5.9

Marketing Update

5.9.1

Following receipt of a Marketing Authorization for a Licensed Product, the Company shall provide Licensor on an annual basis during the Term with reports in reasonable detail describing the Company’s material marketing efforts with respect to such Licensed Product in the Territory during the preceding year and forecasts and plans for such efforts for the following year.

5.9.2

The Company agrees to consider Licensor’s input and comments that Licensor may provide related to any such report for any applicable period; provided, however, the Company shall have the right to either accept or reject such input and/or comments in whole or in part in the Company’s sole discretion for any reason whatsoever, and the Company shall have the final and sole right and responsibility and decision-making authority for all matters related to any such report(s).

5.10

Launch of Competitive Licensed Product by the Company

The Company hereby agrees that in the event the Company or its Affiliates sell or have sold any product that is not a Licensed Product containing an anti-microbial peptide for an Indication in the Field of Use in the Territory (in this Section, a “Competitive Licensed Product”) during the Term, directly for themselves or on their behalf by a third party, licensee or Sublicensee on behalf of the Company and/or its Affiliates, then pursuant to Section 11.3, the Company’s rights under this Agreement with respect to such Indication under this Agreement shall terminate and revert to Licensor. No termination pursuant to this Section shall terminate this Agreement with respect to any other Indication. Notwithstanding the foregoing, if the Company or an Affiliate acquires an entity or all or substantially all of the assets of an entity during such period of time and such entity distributes or such assets include a Competitive Licensed Product, the Company, or its Affiliate(s), shall have [****] in which to divest itself of such Competitive Licensed Product or to otherwise cease distribution of such Competitive Licensed Product, and the Company shall not be in violation of this Section 5.10 if it so divests or ceases distribution within such [****] period.  Notwithstanding anything to the contrary herein, the Company and its Affiliates shall have the right to sell or have sold any Competitive Licensed Product during the last [****] of the Royalty Term in a given country. For purposes of this Section 5.10, Paramount BioCapital, Inc., Lindsay A. Rosenwald, M.D. and their respective Affiliates other than the Company, as such Affiliates exist as of the Effective Date, are deemed not to be Affiliates of the Company.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article 6 Product Recall

6.1

Licensed Product Recalls or Withdrawal

If at any time or from time to time during the Term: (a) any Competent Authority of any country in the Territory requests the Company to recall or withdraw the Licensed Product; (b) a court of competent jurisdiction issues an order or directive for the Licensed Product to be recalled or withdrawn; or (c) if a voluntary recall or withdrawal of the Licensed Product is contemplated by the Company (individually or collectively, a “Recall”), then the Company shall carry out any Recall in the Territory in as expeditious a manner as reasonably possible. The Company shall in all events be responsible for conducting any Recall in the Territory, market withdrawals or corrections with respect to the Licensed Product in the Territory. The Company shall maintain records of all sales and distribution of Licensed Product and customers sufficient to adequately administer a Recall for the period required by Applicable Law. Licensor shall cooperate as reasonably requested by the Company in connection with any such Recall. The Company will be responsible for complying with all Applicable Laws and Governmental Approvals during the Recall and will be responsible for all interactions with appropriate Competent Authorities, including, the FDA Office of Compliance in the U.S. and the appropriate FDA local district office(s) in the U.S. The Company shall be responsible for preparing and timely submitting any reports any other documentation required by the Competent Authorities in connection with any such Recall.

6.2

Recall Costs

The Company shall be responsible for conducting any Recall of the Licensed Product in the Territory and, subject to Section 6.5, will bear all costs and expenses of same.

6.3

Notification of Complaints

During the Term and for a period of two (2) years after the termination, expiration or cancellation of this Agreement or for such longer period as may be required by Applicable Law(s), each party agrees to (a) notify the other party immediately of all available material information concerning any complaint, product defect reports, and similar notices received by either party with respect to the Licensed Product, whether or not determined to be attributable to the Licensed Product and (b) with respect to an SADE, comply with the provisions of Section 4.3.1. In connection with any such product complaint Licensor shall cooperate as reasonably requested by the Company. The Company will have the responsibility for preparing and submitting any reports to the Competent Authorities, including FDA field alerts, and, subject to Section 6.5, will bear all costs and expenses of same.

6.4

Notification of Threatened Action

During the Term and for a period of two (2) years after the termination, expiration or cancellation of this Agreement, or for such longer period as may be required by Applicable Law(s), each party agrees to immediately notify the other party of any information it receives regarding any threatened or pending action, inspection or communication by or from a concerned Competent Authority which may affect the safety or efficacy claims of the Licensed Product or the continued marketing or distribution of the Licensed Product. Upon receipt of such information, the parties shall consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action, provided that, subject to Licensor’s obligation under Section 4.1 and Applicable Laws during the Period Licensor is the IND holder, the Company shall have the final decision making authority with respect thereto.

6.5

Expenses in Certain Circumstances

The Company shall not be responsible for the costs and expenses of any activity associated with an SADE referred to in Section 4.4.1 or any complaint, product defect reports, and similar notices received by either party with respect to the Licensed Product referred to in Section 6.2 or 6.3 if such SADE, complaint, product defect report, or similar notice is primarily due to a breach by Licensor of its representations and warranties set out in Section 13.1, or willful misconduct of Licensor and/or any of Licensor’s Affiliates and Sublicensees under this Agreement, including but not limited to violation of Applicable Laws in their performance of this Agreement; in which case all such costs and expenses, to the extent same are reasonable, shall be borne and paid solely by Licensor.

Article 7 Royalties and other Consideration

7.1

Obligation to Pay

The Company agrees to pay to Licensor the royalties set forth below, and in accordance with the provisions hereof to the end of the Royalty Term or until this Agreement shall be terminated as hereinafter provided.

7.2

Royalties on Net Sales

During the Royalty Term, the Company shall pay Licensor royalties equal to:

7.2.1

[****] of Net Sales on behalf of the Company or its Affiliates or its Sublicensees of up to [****] in any calendar year;

7.2.2

[****]of Net Sales on behalf of the Company or its Affiliates or its Sublicensees equal to or in excess of [****] but less than [****] in any calendar year;

7.2.3

[****] of Net Sales on behalf of the Company or its Affiliates or its Sublicensees equal to or in excess of [****] but less than [****] in any calendar year; and

7.2.4

[****] of Net Sales on behalf of the Company or its Affiliates or its Sublicensees equal to or in excess of [****] in any calendar year;

Notwithstanding anything to the contrary in this Article 7, in the event that a patient is dosed with a Licensed Product for the treatment of acne in a Phase III clinical trial under a Company sponsored IND without the Company (or Affiliate or Sublicensee) first having sponsored a either a Phase II clinical trial for acne, or another clinical trial intended to substantiate the likelihood of clinical efficacy for acne powered to produce statistically meaningful data (achieving a P-value of less than .05), then the royalty rates payable in this Section 7.2 shall each increase by [****] of Net Sales to [****] respectively.

7.3

No Multiple Royalties

No multiple royalties shall be payable because the use, lease or sale of any Licensed Product is, or shall be, covered by more than one Valid Claim contained in the Patent Rights.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4

Combination Products

7.4.1

In the event that a Licensed Product is sold in the form of a combination product containing the Licensed Product and one or more Active Components (as hereinafter defined) which are not themselves a Licensed Product, the Net Sales for such combination product shall be calculated by multiplying the sales price of such combination product by the fraction A/(A+B) where: A is the invoice price of the Licensed Product, if sold separately, and if not sold separately, the fair market value of the Licensed Product; and B is the total invoice price of the Active Component, if sold separately, and if not sold separately, the fair market value of the Active Component.

7.4.2

For purposes of this Section 7.4 only, “Active Component” means:

(a)

a regulated therapeutically active ingredient combined with the Licensed Product for the specific purpose of achieving synergistic enhancements in efficacy in a statistically significant manner; or

(b)

drug delivery vehicle combined with the Licensed Product for the specific purpose of enhancing efficacy in a statistically significant manner.

Non-limiting examples of a combination product, if such product had the desired efficacy, would be: a Licensed Product in combination with a retinoid or a steroid; or a Licensed Product encapsulated by a liposome. As of the Effective Date, the parties do not anticipate that the packaging, dispenser or carrier for the Licensed Product will be an Active Component.

7.5

Development Based Milestone Payments

As further consideration for the license granted hereunder, the Company will make the following one time Milestone Payments to Licensor.

7.5.1

[****];

7.5.2

[****];

7.5.3

[****];

7.5.4

[****];

7.5.5

[****];

7.5.6

[****];

7.5.7

[****] upon the earlier of:

(a)

[****];

(b)

[****]; and

(c)

[****].

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.5.8

[****]; and

7.5.9

[****].

7.6

Sales Based Milestone Payments

The Company shall make the following onetime sales-based Milestone Payments to Licensor:

7.6.1

[****] when the Company, its Affiliate(s) and its Sublicensee(s) achieve [****] in Net Sales in the aggregate; and

7.6.2

[****] when Company, its Affiliate(s) and its Sublicensee(s) achieve Five [****] in Net Sales in the aggregate.

7.7

Place of Payment, Taxes and Conversions

Royalty payments shall be paid in United States dollars at such place as Licensor may reasonably designate consistent with applicable laws and regulations. Any taxes which the Company, its Affiliate or any Sublicensee shall be required by law to withhold on remittance of the royalty payments shall be deducted from such royalty payment to Licensor, provided that it is understood that if this Agreement is assigned by the Company, Licensor should be no worse off than if this Agreement was made and remained with a United States company and the payments to Licensor were made from the United States to Canada. The Company shall furnish Licensor with the original copies of all official receipts for such taxes. Each party agrees to assist the other party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force, where specifically requested by a party. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at Citibank, N.A. in New York, New York on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

7.8

Time for Payment

7.8.1

The Company shall pay to Licensor the royalties due and payable under this Agreement within [****] of the end of each calendar quarter for unpaid royalties which accrued within or prior to the Company’s most recently completed calendar quarter, and shall provide the Royalty Statement referred to in Section 8.2 along with such payment.

7.8.2

Milestones payable to Licensor shall become due and payable within [****] after the Company becomes aware of the achievement of the indicated milestone.

7.8.3

If no royalties or other payments that may be due to Licensor under this Agreement shall be due, the Company shall not be required to make a report pursuant to Section 8.2.

7.9

Interest

Amounts which are not paid when due shall accrue interest from the due date until paid, at a rate equal to the then prevailing prime rate of Citibank, N.A., plus two percent (2%).

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.10

Fair Market Value Dispositions

Subject to Section 1.22, any transaction, disposition, or other dealing involving the Technology or the Licensed Products or any part thereof between the Company, its Affiliates or Sublicensees and another person that is not made at fair market value shall be deemed to have been made at fair market value, and the fair market value of that transaction, disposition, or other dealing shall be deemed to be part of the Net Sales and shall be included in the calculation of royalties under this Agreement.

7.11

Royalty Reduction for Infringement

7.11.1

To the extent that the parties agree that:

(a)

the Company or any Affiliate of the Company is required by order or judgment of any court in any jurisdiction to obtain a license of intellectual property rights from a third party; or

(b)

it otherwise becomes necessary to obtain a license from a third party in order to avoid infringement of such third party’s intellectual property rights;

in order to sell a Licensed Product in such jurisdiction, then up to [****] of the reasonable royalties payable under such license in such jurisdiction may be deducted from royalties otherwise payable to Licensor hereunder in respect of such sales, provided that:

(c)

in no event shall the aggregate royalties payable to Licensor in any period in such jurisdiction be reduced by more than [****] as a result of any such deduction; and

(d)

any excess deduction remaining as a result of such limitation may be carried forward to subsequent periods; and

(e)

in the event that the Company has no further obligation to pay royalties to Licensor under this Agreement and there are amounts then unrecovered by the Company, then Licensor shall not be liable to the Company for such amounts.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.11.2

In the event that the parties to this Agreement are unable to agree respecting the foregoing within 90 days of commencing efforts to negotiate same, then the parties hereto shall appoint a mutually acceptable person as an independent evaluator to make a final determination respecting same. The parties shall submit such written materials as they deem necessary to the evaluator appointed pursuant to this Section within 30 days of the evaluator’s appointment. The evaluator appointed pursuant to this Section shall make a final determination respecting same within 30 days of the submission of written materials by the parties hereto, and such determination shall be binding upon both parties. Each party shall bear [****] of the cost of the evaluation pursuant to this Section.

7.12

Floor on Royalty Reductions

In no event shall the cumulative royalty reductions made under this Agreement, including those made pursuant to Sections 5.4.3, 7.11 and 12.5, reduce the royalties otherwise payable for any Licensed Product in respect of any jurisdiction in any period by more than [****], provided however, that the Company may credit any amounts uncredited for any quarter(s) against subsequent quarterly royalty payments owed to Licensor, and, in the event that the Company has no further obligation to pay royalties to Licensor under this Agreement and there are amounts then unrecovered by the Company, then Licensor shall not be liable to the Company for such amounts.

Article 8 Reports and Records

8.1

Records and Audits

The Company shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to Licensor under this Agreement. Said books of account shall be kept at the Company’s principal place of business and the supporting data shall be opened up to Licensor once per year upon reasonable notice to the Company for inspection by Licensor’s internal audit division or by another designated auditor selected by Licensor, except one to whom the Company has reasonable objection, for the purpose of verifying the Company’s Royalty Statement or compliance in other respects with this Agreement. If an inspection shows: (i) a failure to pay a milestone when payable; (ii) an under reporting or underpayment in excess of the greater of [****] of royalties payable for any 12-month period or [****], then the Company shall reimburse Licensor for the cost of the inspection at the time the Company pays the unreported royalties, including any late charges as required by Section 7.7 of this Agreement. Said books of account and the supporting data shall made available to Licensor for two years following expiry of the Term. All payments required under this Section 8.1 shall be due within [****] of the date Licensor provides the Company notice of the payment due.

8.2

Royalty Statements

Within [****] from the end of each calendar quarter of each calendar year, the Company shall deliver to Licensor complete and accurate reports, giving such particulars of the business conducted by the Company during the preceding quarter under this Agreement as shall be pertinent to an accounting of royalties and other payments that may be due to Licensor under this Agreement (the “Royalty Statement”). The Royalty Statement shall include at least the following:

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2.1

on a country-by-country basis, an accounting of all Licensed Products used or sold;

8.2.2

on a country-by-country basis, total amounts invoiced for Licensed Products;

8.2.3

on a country-by-country basis, Net Sales for each Licensed Product by each of the Company, each Affiliate and each Sublicensee;

8.2.4

cumulative Net Sales for the current calendar year;

8.2.5

on a country-by-country basis, a breakdown of deductions applicable in computed Net Sales and taxes withheld, if any;

8.2.6

a breakdown of royalties due based on Net Sales by or for the Company or its Affiliates;

8.2.7

names and addresses of all Sublicensees and Affiliates of the Company

8.2.8

a copy of each report from each Sublicensee as may be pertinent to an accounting of royalties and other payments that may be due to Licensor;

8.2.9

the dates of the First Commercial Sale of the Licensed Product in any country in the Territory during the reporting period; and

8.2.10

the exchange rates, if any used to determine the payments to be made to Licensor;

On an annual basis, with the Royalty Statement applicable to the first calendar quarter following the Company’s fiscal year-end, the Company shall include the Company’s year-end financial statements.

8.3

Confidential Treatment of Reports

Licensor agrees that each Royalty Statement delivered by the Company pursuant to this 7.11.1 shall be “Confidential Information” of the Company and, subject to the exceptions thereto, will be held in confidence in accordance with the terms of Article 16.

Article 9 Patent Prosecution and Maintenance

9.1

Existing License

The Company acknowledges that Licensor has granted rights to the Patent Rights and Know-how respecting the Compound and Technology for fields outside the Field of Use pursuant to the Existing License, and that such grant includes rights in respect of the prosecution and maintenance of the Patent Rights essentially identical to those set out in this Article 9. The Company acknowledges that its rights under this Article 9 are subject to those previously granted by Licensor pursuant to the Existing License.

9.2

Prosecution and Maintenance

Following the Effective Date, Licensor shall, at Licensor’s expense and on a timely basis in each country in the Territory: (i) use commercially reasonable efforts to obtain Patent Rights as set forth in Exhibit 1.23; (ii) pay all fees and file all documentation and other materials required by any Competent Authority in each applicable country to maintain or renew Patent Rights; and (iii) shall use commercially reasonable efforts to otherwise maintain the Patent Rights in all countries in which the Company has the right and elects to exercise any or all of its rights hereunder related to the Licensed Product; provided however, that upon written request by Licensor, the Company shall, at no cost or expense to the Company, provide such reasonable assistance as may be necessary to enable Licensor to comply with the administrative formalities necessary to register or maintain any Patent Rights. Licensor shall provide the Company with a reasonable amount of time in which to review and comment on any communication for which submission to any patent office is intended which could materially adversely affect the Company’s rights and licenses granted hereunder in the Patent Rights. Licensor shall use commercially reasonable efforts to accommodate the Company’s requests to (a) enter and/or amend a claim in a pending patent application under the Patent Rights or (b) file additional patent applications as reasonably needed to advance the purposes of this Agreement or to protect the rights and licenses granted hereunder, provided that in the event of either (a) or (b), the result of complying with such request would not materially adversely impact the rights of any other licensee of Licensor in the Patent Rights.

9.3

Abandonment

9.3.1

In the event Licensor intends to abandon the prosecution or maintenance of all or any part of Patent Rights claiming the Licensed Product or the Compound (which it shall only be permitted to do in the event it has a bona fide belief that obtaining or maintaining rights are not possible using commercially reasonable efforts), Licensor shall notify the Company no less than sixty (60) days (or such shorter period of time if there is a shorter period of time required by a Competent Authority) prior to the date it intends to abandon the prosecution or maintenance, as applicable, of any such Patent Rights.

9.3.2

In the event Licensor notifies the Company within the period provided in Section 9.3.1, the Company has, subject to the rights referred to in Section 9.1, the right but not the obligation to assume such prosecution and/or maintenance and shall notify Licensor if, and when, the Company wishes to assume the responsibility for prosecuting and maintaining such Patent Rights, as applicable, whereupon Licensor shall permit the Company, subject to the rights referred to in Section 9.1, at the Company’s expense, to take over such prosecution and/or maintenance, as applicable, and Licensor shall cooperate in any such transfer of responsibilities and rights as necessary or prudent for the benefit of the Company to prosecute and/or maintain the foregoing rights. Thereafter, the Company shall have the right but not the obligation to prosecute or maintain any such Licensor Patent Right, as the case may be, at its expense; provided that the Company keep Licensor reasonably informed of the progress of any such prosecution. Licensor shall have the right to review all such pending applications and other proceedings and make recommendations to the Company concerning them and their conduct, but the final decision with respect thereto shall rest with the Company, provided that the Company acts reasonably.

9.3.3

Each party shall make available to the other party or its authorized attorneys, agents or representatives, its employees, agents or consultants necessary or appropriate to enable the other party to file, prosecute and maintain its patent applications covering the Licensed Product for a reasonable period of time sufficient for the other party to obtain the assistance it needs from such personnel. Licensor shall provide the Company with copies of all material correspondence, documentation and/or submissions provided to, and received from, U.S. PTO and comparable Competent Authorities that may materially affect the Company’s rights under this Agreement.

Article 10 Dispute Resolution

10.1

Disputes

10.1.1

The parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either party’s rights and/or obligations hereunder or to the interpretation, performance, breach, or termination of this Agreement, (a “Dispute”). It is the objective of the parties to establish procedures to facilitate the resolution of a Dispute in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the parties agree to follow the procedures set forth in this Article 10 if and when a Dispute arises under this Agreement.

10.1.2

A Dispute among the parties will be resolved as recited in this Article 10. Any Disputes relating to this Agreement shall be promptly presented to the Chief Executive Officers of Licensor and the Company, or their respective designees (who must be members of a party’s senior management) for resolution. From the date of referral of a Dispute to the Chief Executive Officers or their designees of the parties and until such time as any matter has been resolved by the parties or has been finally settled by arbitration hereunder, the running of the cure periods (if any) as to which a party must cure a breach that is part of the subject matter of any Dispute shall be suspended. In the event that the Chief Executive Officers of Licensor and the Company, or their respective designees, cannot after good faith negotiations resolve the Dispute within 10 days (or such other period of time as mutually agreed to by the parties in writing) of being requested by a party to resolve a Dispute, the parties agree that such Dispute shall be resolved by binding arbitration in accordance with this Article 10.

10.1.3

If a party intends to begin arbitration to resolve such Dispute, such party shall provide written notice (the “Arbitration Notice”) to the other party informing such other party of such intention and the issues to be resolved. Any arbitration hereunder shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), including the Supplementary Procedures for Large Complex Disputes (the “AAA Rule”) except as modified herein. The arbitration shall be conducted by a panel of three (3) arbitrators (the “Panel”) to be mutually agreed upon by the parties and appointed by the AAA. The arbitrators shall be industry experts experienced in the issues comprising the Dispute and shall have no past, present or anticipated future affiliation with either party. If the parties are unable to agree upon all or any number of the three (3) mutually acceptable arbitrators within thirty (30) days after the filing of the Arbitration Notice, the AAA shall promptly appoint the arbitrator(s) to complete the Panel in accordance with the criteria set forth in this Article 10. The arbitration shall take place in Denver, Colorado. The Panel shall apply the laws of the State of Delaware, without regard to its conflicts of laws provisions. The Panel shall issue appropriate protective orders to protect each party’s Confidential Information. If a party can demonstrate to the Panel that the complexity of the issue or other reasons warrant the extension of one or more timetables in the AAA Rules, the Panel may extend such timetables but in no event shall the proceeding extend more than twelve (12) months from the date of filing of the Arbitration Notice with the AAA. The Panel’s decision shall be in writing. The Panel shall have the authority to award any remedy allowed by law or in equity, including compensatory damages, pre-judgment interest and to grant final, complete, interim, or interlocutory relief, including specific performance, injunctions and other equitable relief, but not punitive or other damages set forth in Section 17.9 and each party shall be deemed to have waived any right to such excluded damages. Each party shall bear its own costs, fees and expenses in the arbitration and shall share equally the Panel’s fees, unless the Panel determines that its fees are to be paid by the non-prevailing party.

10.2

Performance to Continue

Each party shall continue to perform its obligations under this Agreement pending final resolution of any Dispute arising out of or related to this Agreement; provided, however, that a party may suspend performance of its obligations during any period in which the other party fails or refuses to perform its obligations.

10.3

Determination of Patents and Other Intellectual Property

Notwithstanding anything to the contrary in this Article 10, any dispute relating to the determination of validity of claims, infringement or claim interpretation relating to Licensor’s Patent Rights shall be submitted exclusively to a court of competent jurisdiction.

10.4

Injunctive Relief

Nothing in this Agreement shall prevent either party from seeking a temporary restraining order or injunction against the other party as required to prevent such other party’s misuse of the intellectual property or Confidential Information of the other party seeking such temporary restraining order or injunction. The parties understand and agree that because of the difficulty in measuring economic losses to the non breaching party as a result of a breach of the covenants set forth in this Agreement respecting intellectual property and Confidential Information and because of the immediate and irreparable damage that may be caused to the non breaching party for which monetary damages may not be a sufficient remedy, the parties agree that the non breaching party will be entitled to seek specific performance, temporary and permanent injunctive relief, and such other equitable remedies to which it may then be entitled against the breaching party. This Section 10.4 shall not limit any other legal or equitable remedies that the non breaching party may have against the breaching party.

Article 11 Term and Termination

11.1

Term

This Agreement shall become effective on the Effective Date and shall expire on the date of the expiration of the last to expire Royalty Term in any country in the Territory (the “Term”), unless earlier terminated as provided in Sections 11.2, 11.3 or 11.5.

11.2

Termination for Insolvency

If the Company shall become bankrupt, or shall file a petition in bankruptcy, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the business of the Company shall be placed in the hands of a receiver, assignee or trustee for the benefit of creditors, whether by the voluntary act of the Company or otherwise, this Agreement shall automatically terminate.

11.3

Termination for Breach

Upon any material breach or default of this Agreement by the Company, including any failure on the part of the Company to make payment to Licensor of royalties or other payments due in accordance with the terms of this Agreement that are not the subject of a bona fide dispute between Licensor and the Company, Licensor shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by giving 60 days prior written notice to the Company. Subject to Article 10 and the immediately preceding sentence, upon the expiration of the 60 day period, if the Company shall not cured such breach or default or tendered the payments due to Licensor, this Agreement shall, at the option of Licensor, terminate upon written notice of Licensor. If a dispute regarding termination is addressed according to Article 10, this license shall remain in full force and effect until such dispute is settled or determined in accordance with Article 10. Notwithstanding anything to the contrary in this Section 11.3, if the nature of any breach or default (excluding any obligation to pay money) is such that the breach or default cannot be cured through commercially reasonably efforts within such 60 day period, and the Company has (within such time period) submitted a plan for cure as promptly as is reasonably practicable through the application of commercially reasonable efforts with a cure date reasonably acceptable to Licensor, then Licensor shall grant the Company additional time in which to cure said breach or default until the earlier of the cure date agreed to by Licensor or the date the Company ceases commercially reasonable efforts to cure such breach.

11.4

Expiry of Royalty Term on a Country by Country Basis

Upon expiry of the Royalty Term in each country in the Territory, the Company will have an irrevocable, paid up, royalty-free license under the Patent Rights to Exploit the Licensed Products in such country.

11.5

Termination for Convenience

The Company shall have the right at any time to terminate this Agreement in its entirety, for any reason or no reason, by giving thirty (30) days notice thereof in writing to Licensor.

11.6

Consequences of Termination in any Event

Upon the early termination of this Agreement in any event, the following shall occur:

11.6.1

Subject to Section 11.4, the Company, its Sublicensees and Affiliates (as the case may be) shall have no right to practice within the Patent Rights or use any of the Patent Rights and Know-how, and all rights, title or interest in, or other incidents of ownership under, the Patent Rights and Know-how shall revert to and become the sole property of Licensor, and the licenses granted under Article 2 shall automatically terminate.

11.6.2

Notwithstanding 11.6.1, at the option of either the Company or Licensor, determined in accordance with Sections 11.7 and 11.8, the Company and any Sublicensee thereof may, after the effective date of such termination and continuing for a period not to exceed twelve (12) months thereafter, sell all completed Licensed Products, and any Licensed Products in the process of manufacture at the time of such termination, and sell the same, provided that:

(a)

if the right to make such sales is at the option of:

(i)

the Company, the Company notifies Licensor of its decision to make such sales within thirty (30) days after the date the Company provides a notice of termination to Licensor;

(ii)

Licensor, Licensor notifies the Company of its decision that the Company cannot make such sales within thirty (30) days after the date Licensor provides a notice of termination to the Company;

(b)

the Company pays or cause to be paid to Licensor the royalties and other payments thereon as required by Article 7 of this Agreement and

(c)

the Company submits the reports required by 7.11.1 hereof.

11.6.3

If the Company does not sell-off or distribute, as applicable, any existing inventory of Licensed Product pursuant to Section 11.6.2, the Company shall, at the option of either the Company or Licensor, determined in accordance with Sections 11.7 and 11.8, either:

(a)

sell all existing inventory of Licensed Product to Licensor at the fair market value of same, less any royalties that would otherwise have been payable by the Company to Licensor in respect of such sales; or

(b)

destroy all remaining inventory of Licensed Product in accordance with Applicable Laws and provide Licensor with written proof of destruction sufficient to comply with Applicable Laws.

11.6.4

If the Company sells any inventory of Licensed Product to Licensor pursuant to Section 11.6.3:

(a)

if, at the time of termination, the Company is selling such Licensed Product during the normal course of its business, the Company shall provide to Licensor the same warranties with respect to said Licensed Product as it provided to third parties in connection with the sale of such Licensed Product during the normal course of its business prior to termination; and

(b)

if, at the time of termination, the Company is not selling such Licensed Product during the normal course of its business, the Company shall warrant that such inventory of Licensed Product has been stored in material compliance with the applicable specifications therefor, Governmental Approvals and all Applicable Laws, has not been adulterated within the meaning of Applicable Laws and has otherwise been maintained by the Company according to such specifications, Governmental Approvals and Applicable Laws.

11.6.5

Any sales of Licensed Product made by the Company to Licensor pursuant to Section 11.6.3 shall be made by the Company within thirty (30) days after the date it becomes obligated to do so and shall be shipped to Licensor appropriately packaged and stored. All transportation costs in connection with such sale, including insurance, and freight and duties, shall be borne by Licensor. Amounts owed to the Company pursuant to Section 11.6.3 for the Licensed Product shall be paid by Licensor within thirty (30) days after receipt by Licensor of a reasonably detailed invoice from the Company for the amount so owing to it by Licensor under Section 11.6.3.

11.6.6

To the extent of the Company’s legal right to do so, at Licensor’s request, which request may be exercised in respect of each or all of the following, and for a price determined in accordance with Sections 11.7 and 11.8, the Company shall:

(a)

immediately assign or transfer to Licensor any trademarks for the Licensed Product held in the name of or Sufficiently controlled by the Company and, to the extent that the Company cannot assign or transfer same, license same to Licensor;

(b)

immediately assign or transfer to Licensor anything subject to the Rights of Reference, and all Governmental Approvals for the Licensed Product held in the name of or Sufficiently controlled by the Company, if any, and all submissions that form a part of same, in any country in the Territory, and, to the extent that the Company cannot assign or transfer any of same, license same to Licensor;

(c)

grant Licensor a worldwide license under any intellectual property owned or Sufficiently Controlled by the Company arising from the exercise of the Company’s rights under this Agreement (other than that referred to in Section 11.6.6(d)) necessary or useful to Exploit the Licensed Products, with the right to sublicense and assign the foregoing;

(d)

confirm that the license of intellectual property developed by the Company or suppliers in the course of supplying the API or preparing to do so set out in Section 4.3.1 for products incorporating the Technology outside the Field of Use becomes exclusive and survives termination of this Agreement; and

(e)

grant Licensor a worldwide exclusive license of the intellectual property developed by the Company or suppliers in the course of supplying the API or preparing to do so set out in Section 4.3.1 for Licensed Products inside the Field of Use.

11.6.7

Upon termination of this Agreement, the Company will cooperate reasonably to facilitate the transfer of third party sublicenses from the Company to Licensor or its designee, as reasonably requested by the Licensor or its designee.

11.6.8

Subject to Sections 11.4 and 11.6.6, within thirty (30) days following the expiration or termination of this Agreement, each party shall return to the other party, or destroy, upon the written request of the other party, any and all Confidential Information of the other party in its possession and upon a party’s request, such destruction (or delivery) shall be confirmed in writing to such party by a responsible officer of the other party, except for such Confidential Information which the receiving party is required to keep under Applicable Laws, in which event such Confidential Information shall be held subject to the terms and conditions hereof. Notwithstanding anything herein to the contrary, the receiving party (as referred to in Article 16) shall be entitled to retain one (1) copy of all Confidential Information solely for the purpose of establishing its obligations under Article 16.

11.7

Consequences of Termination for the Company’s Default or Convenience

If this Agreement is terminated pursuant to Section 11.2, or by Licensor pursuant to Section 11.3 due to the breach of the Company, or by the Company pursuant to Section 11.5, then:

11.7.1

in respect of Section 11.6.2, the option to sell completed Licensed Products after termination of this Agreement shall be exercised by Licensor;

11.7.2

in respect of Section 11.6.3, the option to have the existing inventory of Licensed Product sold or destroyed shall be exercised by Licensor; and

11.7.3

the assignments, transfers and grants of rights and licenses made at Licensor’s request under one or more of Sections 11.6.6(a) through 11.6.6(e) inclusive shall be made without remuneration to the Company.

11.8

Consequences of Termination for Licensor’s Default

If this Agreement is terminated by the Company pursuant to Section 11.3 due to the breach of Licensor, then:

11.8.1

in respect of Section 11.6.2, the option to sell completed Licensed Products after termination of this Agreement shall be exercised by the Company;

11.8.2

in respect of Section 11.6.3, the option to have the existing inventory of Licensed Product sold or destroyed shall be exercised by the Company; and

11.8.3

the assignments, transfers and grants of rights and licenses made at Licensor’s request under one or more of Sections 11.6.6(a) through 11.6.6(e) inclusive shall each be made for a reasonable royalty. If the parties fail to agree on a reasonable royalty in respect of any such assignment, transfer or grant, either party may refer the matter to dispute resolution in accordance with the provisions of Article 10. The following shall govern the determination of a reasonable royalty in respect of any such assignment, transfer or grant:

(a)

if the termination of this Agreement occurs before the expiry of one year after the First Commercial Sale of a Licensed Product, the rights to the trademarks referred to in Section 11.6.6(a) shall be without additional consideration;

(b)

there will be no additional consideration for the return of:

(i)

rights to any Governmental Approvals and all submissions that form a part of same transferred from Licensor to the Company pursuant to this Agreement;

(ii)

rights of reference or access to manufacturers or related intellectual property rights granted by Licensor to the Company pursuant to this Agreement;

(c)

if the termination of this Agreement occurs before the Successful Completion of a Company Sponsored clinical trial for which a Governmental Approval is sought, the rights referred to in Section 11.6.6(b) shall be without additional consideration; and

(d)

the license of intellectual property referred to in Sections 11.6.6(c), 11.6.6(d) and 11.6.6(e) shall be without additional consideration except to the extent that such intellectual property includes a patent with valid claims covering Licensed Product.

11.9

Survival

Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination or obligations under Article 7. The following shall survive termination for any reason: Section 4.3.1, 4.3.2, Article 6, Article 10, Section 11.6, Article 14, Article 15, Article 16 and Article 17.

Article 12 Infringement and Other Actions

12.1

Notice of Infringement of Patent Rights

The Company and Licensor shall promptly provide written notice, to the other party, of any alleged infringement or any challenge or threatened challenge to the validity, enforceability or priority of any of the Patent Rights, and provide each other with any available evidence of such infringement, challenge or threatened challenge by a third party of the Patent Rights and provide such other party with any available evidence of such infringement.

12.2

Option to Prosecute or Defend Patent Rights

During the term of this Agreement, the Company shall have the right, but not the obligation, to prosecute and/or defend, at its own expense and utilizing counsel of its choice, any infringement of the Patent Rights where such infringement relates to such third party activities in the Field of Use in the Territory. In furtherance of such right, Licensor hereby agrees that the Licensor may join Company as a party in any such suit (and will join at the Company’s request), provided that the Company pay all of Licensor’s reasonable out-of-pocket expenses. The Company shall indemnify and hold Licensor harmless against any costs, expenses or liability that may be found or assessed against Licensor in any such suit other than costs, expenses or liability primarily due to a breach by Licensor of its representations and warranties set out in Section 13.1, or willful misconduct of Licensor and/or any of Licensor’s Affiliates and Sublicensees under this Agreement, including but not limited to violation of Applicable Laws in their performance of this Agreement. Any recovery of damages pursuant to this Section 12.2 shall be allocated pursuant to Section 12.4 below.

12.3

Infringement by Licensed Product

In the event that a claim or suit is asserted or brought against the Company alleging that the manufacture or sale of any Licensed Product by the Company, an Affiliate of the Company, or any Sublicensee, or the use of such Licensed Product by any customer of any of the foregoing, infringes proprietary rights of a third party, the Company shall give written notice thereof to Licensor. The Company may, in its sole discretion, modify such Licensed Product to avoid such infringement and/or may settle on terms that it deems advisable in its sole discretion, subject to Section 12.2, provided that any final disposition of the litigation that will restrict the patent claims in or admit any invalidity of any Patent Rights(s) or significantly adversely affect Licensor’s rights in the Know-how shall not be made without full consultation with and approval by Licensor, not to be unreasonably withheld. Otherwise, the Company shall have the right, but not the obligation, to defend any such claim or suit. In the event the Company elects not to defend such suit, Licensor shall have the right, but not the obligation to do so, subject to Section 14.2, at its sole expense.

12.4

Allocation of Damages Recovered

Any recovery of damages by the Company, in any such suit under Section 12.2 or 12.3, shall be applied first in satisfaction of any unreimbursed expenses and legal fees of the Company relating to the suit. The balance remaining from any such recovery shall be allocated as follows: (i) lost profits shall be allocated on the basis of [****] retained by the Company, provided however, that the Company shall pay Licensor remuneration on such lost profits pursuant to Article 7 of this Agreement as if such profits had been generated from Net Sales; and (ii) the balance of any such recover shall be allocated on the basis of  [****] retained by the Company and [****] paid to Licensor.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.5

Credit of Litigation Costs

12.5.1

The Company’s sole method of recovering its costs of litigation from Licensor under this Article 12 shall be that the Company may credit up to [****] of the reasonable costs of any litigation incurred by the Company in respect of a Licensed Product in any country against royalties or other fees thereafter payable to Licensor for such Licensed Product in such country in accordance with Section 7.12. If the costs of such litigation in such country exceeds such royalties payable to Licensor in any year in which such costs are incurred, then the amount of such costs, expenses and amounts paid in judgment or settlement, in excess of the royalties payable shall be carried over and credited against royalty payments in future years for such Licensed Product in such country, and, in the event that the Company has no further obligation to pay royalties to Licensor under this Agreement in such country and there are amounts then unrecovered by the Company, then Licensor shall not be liable to the Company for such amounts.

12.5.2

No credit will be available under this Section if the third party product does not infringe the rights licensed hereunder or the infringement by the Licensed Product does not relate to the rights licensed hereunder. Without limiting the generality of the foregoing, and by way of explanation, credit pursuant hereto will be available if: the Exploitation of the Compound or any Licensed Product covered by a Valid Claim infringes third party proprietary rights; but not available if the infringement arises due to the presence of a component of a Licensed Product where the product would still be a Licensed Product without such component, for example, if the Licensed Product infringes third party proprietary rights because of its packaging, dispenser or carrier, or, in respect of a Licensed Product which is a combination product, the Licensed Product infringes third party proprietary rights because of the presence of the Active Component.

12.5.3

In the event that the parties to this Agreement are unable to agree on whether or not any credit is available pursuant to this Section, including, without limitation, in instances where settlements are entered into and no judgement is rendered on the issue of infringement, within 90 days of commencing efforts to agree on same, then the parties hereto shall appoint a mutually acceptable person as an independent evaluator to make a final determination respecting same. The parties shall submit such written materials as they deem necessary to the evaluator appointed pursuant to this Section within 30 days of the evaluator’s appointment. The evaluator appointed pursuant to this Section shall make a final determination respecting same within 30 days of the submission of written materials by the parties hereto, and such determination shall be binding upon both parties. Each party shall bear 50% of the cost of the evaluation pursuant to this Section.

12.6

Cooperation

12.6.1

In any suit to enforce and/or defend the Patent Rights pursuant to this Agreement, the party not in control of such suit shall, at the request and expense of the controlling party, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

12.6.2

The parties acknowledge and agree that circumstances may arise in which a party hereto may desire to protect its interests by joining or intervening in litigation or other proceeding involving the Patent Rights, which proceeding has neither been brought by that party nor levied against that party. Accordingly, neither party shall object or oppose any effort by the other party, at its own expense, to join or intervene in such litigation or other proceedings involving the Patent Rights. Notwithstanding anything to the contrary herein, the original party to such litigation or other proceeding shall retain control over such litigation or other proceeding, and the joining or intervening party shall cooperate with such original party as reasonably requested.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.7

Co-operation with Other Licensees

The Company acknowledges that Licensor has entered into the Existing License and may grant to other licensees rights in the Patent Rights and Know-how in the Territory in respect of fields outside the Field of Use. In the event of any litigation in respect of:

12.7.1

a challenge to the Patent Rights;

12.7.2

fields outside of the Field of Use that may reasonably affect the Company’s use of the Patent Rights and Know-how in the Field of Use or the use or sale of Licensed Products by the Company; or

12.7.3

the Field of Use that may reasonably affect Licensor or one or more of Licensor’s licensee’s use of the Patent Rights and Know-how outside the Field of Use or the making, manufacture, use or sale of products outside the Field of Use by Licensor or one or more other such licensee(s);

then, subject to the Company’s rights under Sections 12.2 and 12.3, Licensor, the Company and such other licensee(s) will use good faith efforts to determine jointly the course of action, if any, necessary or appropriate to prosecute or defend the litigation. Licensor will use commercially reasonable efforts to include in its other license agreements, provisions that allow the participation of the Company as contemplated herein. If Licensor is unable to include in any such other license agreement such provisions, then with respect to the licensee under such other license agreement, the Company shall not be bound by the terms and conditions of Section 12.7.

Article 13 Representations and Warranties

13.1

Licensor Warranties

Licensor represents and warrants that, as of the Effective Date:

13.1.1

Other than the Patent Rights and the Know-how and the rights to which the Company may have access pursuant to the terms of this Agreement, including Sections 4.2 and 4.3 hereof, Licensor owns no intellectual property rights respecting the Compound or Licensed Products.

13.1.2

Licensor is not aware of any material fact not disclosed in the information identified in Section 3.1 and available to the Company pursuant thereto that would reasonably lead to the conclusion that the use of a Licensed Product is unsafe.

13.1.3

Licensor has not, directly or indirectly, conducted any clinical trials regarding the Compound or any other Licensed Product other than those referred to in Section 3.1 and those conducted for MX-226 and licensed pursuant to the Existing License.

13.1.4

Licensor is not aware of any clinical trial results regarding the Compound or any other Licensed Product other than those referred to in Section 3.1 and those conducted for MX-226 and licensed pursuant to the Existing License.

13.1.5

Except for the Existing License, Licensor has all right, title, and interest in and to the Patent Rights and Know-how, including the exclusive, absolute, irrevocable right, title and interest thereto, free and clear of all liens, charges, encumbrances or other restrictions or limitations of any kind whatsoever.

13.1.6

To Licensor’s knowledge, there are no licenses, options, restrictions, liens, rights of third parties, disputes, royalty obligations, proceedings or claims relating to, affecting, or limiting Licensor’s rights or the rights of the Company under this Agreement, or which may lead to a claim of infringement by or invalidity regarding, any part or all of the Patent Rights or Know-how or their use.

13.1.7

To Licensor’s knowledge, there is no claim, pending or threatened, of infringement, interference or invalidity regarding any part or all of the Patent Rights or Know-how or their use.

13.1.8

The US and foreign patent applications and patents itemized on Exhibit 1.23 set forth all of the patents and patent applications necessary or useful for practicing the Technology in the Field of Use owned by or licensed to Licensor on the Effective Date.

13.1.9

To Licensor’s knowledge, there are no inventors of Patent Rights other than those listed as inventors on applications filed for such Patent Rights.

13.1.10

The Patent Rights and Know How and the research leading to same were not supported in whole or part by funding or grants by any federal or state agency.

13.2

Debarment

During the Term, neither of the parties shall knowingly utilize any employee, representative, agent, assistant or associate who has been debarred by the FDA pursuant to 21 U.S.C. Section 335a (a) or (b) of the FDA Act in connection with any of the activities to be carried out under this Agreement.

Article 14 Limitation of Liability, Indemnity

14.1

NO IMPLIED WARRANTIES

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT:

14.1.1

LICENSOR DOES NOT MAKE AND EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND SUBJECT TO SECTIONS 13.1.6 AND 13.1.8, OF VALIDITY OF PATENT RIGHTS OR CLAIMS, ISSUED OR PENDING.

14.1.2

SUBJECT TO SECTIONS 13.1.6 AND 13.1.8, NOTHING HEREIN SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY BY LICENSOR TO THE COMPANY THAT THE PATENT RIGHTS AND KNOW-HOW ARE NOT INFRINGED BY ANY THIRD PARTY, OR THAT THE PRACTICE OF SUCH RIGHTS DOES NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

14.2

Indemnity

The Company agrees to defend, indemnify and hold harmless Licensor, its Affiliates, directors, employees and officers from and against all liability, demands, damages, including without limitation reasonable legal fees and expenses and losses including death, personal injury, illness or property damage arising directly or indirectly:

14.2.1

from the infringement by Licensed Products of the proprietary rights of a third party;

14.2.2

out of the exploitation by the Company or its Affiliates or Sublicensees or their respective transferees of intellectual property rights licensed or information furnished under this Agreement; or

14.2.3

out of any testing, use, manufacture, sale or other disposition by the Company or its Affiliates or Sublicensees or their respective transferees of Patent Rights, Know-how or Licensed Products,

in each case which are not primarily due to a breach by Licensor of its representations and warranties set out in Section 13.1, or willful misconduct of Licensor and/or any of Licensor’s Affiliates and Sublicensees under this Agreement, including but not limited to violation of Applicable Laws in their performance of this Agreement..

14.3

Insurance

Each party shall, at its sole cost and expense, obtain and keep in force prior to the first human administration of one or more of the Compound or a Licensed Product and for a period of not less than [****] after termination, cancellation or expiration of this Agreement, the following insurance: (a) general liability insurance, including contractual liability coverage with bodily injury, death and property damage with limits of [****]; and (b) clinical studies and product liability insurance with bodily injury death and property damage limits of not less than [****]; provided, however, each party’s obligation to maintain such product liability insurance shall not commence until immediately prior to the First Commercial Sale of the Licensed Product in the first country in the Territory. Each party shall furnish the other with a certificate of insurance signed by an authorized representative of such party’s insurance underwriter evidencing the insurance coverage required by this Agreement and providing for at least thirty (30) days prior written notice to the other party of any cancellation, termination or reduction of such insurance coverage. Each party shall use its commercially reasonable efforts to cause third parties engaged by a party to perform its obligations under this Agreement to maintain such types of insurance coverages and for such period of time as are customary for such third parties given the nature of the services to be provided.

Article 15 Use of Names and Publication

15.1

Use of Name

Nothing contained in this Agreement shall be construed as granting any right to either party or its Affiliates to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of the other party or any of its units (including contraction, abbreviation or simulation of any of the foregoing) without the prior, written consent of the other party; provided that each party may use the other party’s name in various documents used for capital raising and financing without such prior written consent and either party may use the other party’s name where the use of such names may be required by Applicable Law.

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.2

No Agency

Nothing herein shall be deemed to establish a relationship of principal and agent between Licensor and the Company, nor any of their agents or employees for any purpose whatsoever. This Agreement shall not be construed as creating a partnership between the Licensor and the Company, or as creating any other form of legal association or arrangement, which would impose liability upon one party for the act or failure to act of the other party.

Article 16 Confidentiality

16.1

Confidentiality and Non-Use

Any proprietary or confidential information relating to the Patent Rights and Know-how (including but not limited to patent prosecution documents relating to Patent Rights) collectively constitute the “Confidential Information.” Neither party will use the Confidential Information of the other party for any purpose unrelated to this Agreement, and will hold it in confidence during the Term and for a period of five (5) years after the termination or expiration date of this Agreement. Each party shall exercise with respect to such the Confidential Information the same degree of care as it exercises with respect to its own confidential or proprietary information of a similar nature, but in any event no less than reasonable care, and shall not disclose it or permit its disclosure to any third party (except to those of its employees, consultants, or agents who are bound by the same obligation of confidentiality as the receiving party is bound by pursuant to this Agreement). However, such undertaking of confidentiality by the parties shall not apply to any information or data which:

16.1.1

is received at any time from a third-party lawfully in possession of same and having the right to disclose same;

16.1.2

is, as of the date of this Agreement, in the public domain, or subsequently enters the public domain through no fault of the receiving party;

16.1.3

is independently developed by the receiving party as demonstrated by written evidence without reference to information disclosed to the receiving party by the disclosing party;

16.1.4

is disclosed pursuant to the prior written approval of the disclosing party; or

16.1.5

is required to be disclosed pursuant to Applicable Law or legal process (including, without limitation, to a governmental authority) provided, in the case of disclosure pursuant to legal process, reasonable notice of the impending disclosure is provided to the disclosing party.

16.2

Limited Disclosure and Publication by Licensor

Licensor acknowledges and agrees that the proprietary and confidential information that forms part of the Know-how licensed to the Company has value to the Company in being maintained as confidential. Therefore, Licensor shall take reasonable precautions to prevent the inadvertent disclosure of such information and shall disclose such information only under an obligation of confidence. Notwithstanding the foregoing, Licensor may publish such information only where to do so would not cause material harm to the Company.

Article 17 Miscellaneous Provisions

17.1

Assignment

This Agreement and the rights and duties appertaining hereto may not be assigned by either party without first obtaining the written consent of the other which consent shall not be unreasonably withheld. Any such purported assignment, without the written consent of the other party, shall be null and of no effect. Notwithstanding the foregoing, either party may assign this Agreement without the consent of the other party to (i) a purchaser, merging or consolidating corporation, or acquirer of substantially all of the other party’s assets or business and/or pursuant to any reorganization qualifying under section 368 of the Internal Revenue Code of 1986 as amended, or any corresponding law in the jurisdiction of either party, as may be in effect at such time or (ii) to an Affiliate of a party, provided that the assigning party remains liable to the other party for the assignee’s performance hereunder.

17.2

Binding Nature and Inurement

This Agreement will not be binding upon the parties until it has been signed below on behalf of each party, in which event, it shall be effective as of the date recited on page one (the “Effective Date”). As of the Effective Date, this Agreement is binding upon and inures to the benefit of the parties and their respective permitted successors and assigns.

17.3

Counterparts; Facsimile

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be signed and delivered to the other party by facsimile signature; such transmission will be deemed a valid signature.

17.4

Entire Agreement; Amendment

The parties hereto acknowledge that this Agreement, including the Appendices and documents incorporated by reference, sets forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change of modification except by the execution of a written instrument subscribed to by the parties hereto and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.

17.5

Force Majeure

Neither party is responsible for delays resulting from causes beyond its reasonable control, including without limitation fire, explosion, flood, war, terrorism, strike, or riot, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove those causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever the causes are removed.

17.6

Further Assurances

From time to time during the Term, at the request of either party, the other party shall execute and deliver such documents and take such other action as the requesting party may reasonably request to consummate more effectively the transactions contemplated hereby.

17.7

Headings

The headings of the several articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

17.8

Law

This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

17.9

No Consequential Damages

EXCEPT WITH REGARD TO DAMAGES ARISING FROM INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR BREACH OF ARTICLE 16 AND ANY DUTY TO INDEMNIFY FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES RECOVERED BY A THIRD PARTY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES INCURRED BY EITHER PARTY UNDER THIS AGREEMENT OR OTHERWISE.

17.10

No Solicitation

Neither party nor its Affiliates (collectively, the “Initiating Group”) shall, directly or through its representatives, solicit for employment any officer, director, employee or consultant of the other party or its subsidiaries or Affiliates (collectively, the “Other Group”) with whom the Initiating Group has contact in connection with, or who otherwise is known by the Initiating Group to participate in, the transactions contemplated by this Agreement for a period of [****] after the Effective Date. The Initiating Group shall not be precluded from hiring any such person who has been terminated by the Other Group prior to commencement of employment discussions between such person and the Initiating Group or its representatives. “Solicitation” shall not include any generalized public advertisement or any other solicitation by the Initiating Group or its representatives that is not specifically directed toward any such employee of the Other Group or toward any group of such employees of the Other Group.

17.11

Payments, Notices and Other Communications

Any payment, notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing and sent by certified first class mail, postage prepaid, by hand delivery or by facsimile if confirmed in writing, in each case effective upon receipt, at the addresses below or as otherwise designated by written notice given to the other party:

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the case of Licensor:
Migenix, Inc.
BC Research Complex
3650 Wesbrook Mall
Vancouver, BC Canada V6S 2L2
Attention: President
Fax: 604-221-9688

With a copy to:

Farris, Vaughan, Wills & Murphy
2500 - 700 West Georgia Street
Vancouver, BC Canada V7Y 1B3
Attention: James Hatton
Fax: 604-661-9349

In the case of the Company:
Cutanea Life Sciences, Inc.
787 Seventh Avenue
48th Floor
New York, NY 10036
Attn: Bob Bitterman
Fax: 212-554-4355

With a copy to:

Frank Taffy
787 Seventh Avenue
48th Floor
New York, NY 10036
Fax: 212-554-4355

17.12

Payment of Own Fees and Expenses

Each of the Company and Licensor shall be responsible for their own expenses relating to the preparation and consummation of this Agreement and the agreements and transactions contemplated hereby.

17.13

Severability

The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

17.14

Waiver

The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party. Any waiver of any rights or failure to act in a specific instance relates only to that instance and is not an agreement to waive any rights or fail to act in any other instance.

17.15

Witness

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in triplicate by proper persons thereunto duly authorized.

CUTANEA LIFE SCIENCES, INC.

MIGENIX, INC.

By: __________________________

By: __________________________

Name: ________________________

Name: ________________________

Title: _______________________

Title: _______________________

Date: _______________________

Date: ________________________

[EXECUTION PAGE TO THE MIGENIX CUTANEA EXCLUSIVE LICENSE AGREEMENT DATED DECEMBER __, 2005]

Exhibit 1.23: Patent Rights

Country	Title	Appl. No.	Filing Date	Status
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3.3: 594AN Inventory

GMP Inventory

Lot #	Date of Manufacture	Storage Site	Inventory (g)
[****]	[****]	[****]	[****]

*

Needs re-test requiring 800 mg of material, last retest April 2004

Non-GMP Inventory

Lot #	Date of Manufacture	Storage Site	Inventory (g)
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
		TOTAL	[****]

Reference Standard

Lot #	Date of Manufacture	Last Retest	Storage Site	Inventory (g)
[****]	[****]	[****]	[****]	[****]

[****] This text has been redacted pursuant to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.